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                                                                       EXHIBIT 1
                             JOINT FILING AGREEMENT

      In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13G (including amendments thereto) with regard to the common stock of AutoZone, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of the 31st day of August, 1998.

                               ESL PARTNERS, L.P.

                               By:   RBS Partners, L.P., its general partner
                               By:   ESL Investments, Inc., its general partner

                                     By:        /s/ Edward S. Lampert
                                          ------------------------------------
                                                Edward S. Lampert
                                                President

                               ESL LIMITED

                               By:   ESL Investment Management, LLC, its
                                     investment manager

                                     By:        /s/ Edward S. Lampert
                                          ------------------------------------
                                                Edward S. Lampert
                                                Managing Member

                               ESL INSTITUTIONAL PARTNERS, L.P.

                               By:   RBS Investment Management, LLC, its
                                     general partner

                                     By:        /s/ Edward S. Lampert
                                          ------------------------------------
                                                Edward S. Lampert
                                                Managing Member

                               ACRES PARTNERS, L.P.

                               By:   ESL Investments, Inc., its general partner

                                     By:        /s/ Edward S. Lampert
                                          ------------------------------------
                                                Edward S. Lampert
                                                President